Potlatch Corporation Michael J. Covey Chairman & Chief Executive Officer Jerald W. Richards Vice President & Chief Financial Officer February 2014 Investor Presentation

FORWARD-LOOKING STATEMENTS This presentation contains certain forward-looking statements within the meaning of the Private Litigation Reform Act of 1995 as amended, including without limitation, statements about future company performance, the company’s business model, direction of markets and the economy, forecast of U.S. housing starts, forecast U.S. lumber consumption, incremental lumber production from the U.S. South, ability to increase or decrease harvest volume to meet market conditions, forecast North American log and lumber exports to China, log, lumber and panel price trends, effect of mountain pine beetle and allowable cut on Canadian supply, debt maturities, management of timberlands to optimize values, real estate value opportunities, real estate business potential and land development potential, and similar matters. These forward-looking statements are based on current expectations, estimates, assumptions and projections that are subject to change, and actual results may differ materially from the forward-looking statements. Factors that could cause actual results to differ materially include, but are not limited to, changes in timberland values; changes in timber harvest levels on the company’s lands; changes in timber prices; changes in policy regarding governmental timber sales; changes in the United States and international economies; changes in the level of domestic construction activity; changes in international tariffs, quotas and trade agreements involving wood products; changes in domestic and international demand for wood products; changes in production and production capacity in the forest products industry; competitive pricing pressures for the company’s products; unanticipated manufacturing disruptions; changes in general and industry-specific environmental laws and regulations; unforeseen environmental liabilities or expenditures; weather conditions; changes in fuel and energy costs; changes in raw material and other costs; the ability to satisfy complex rules in order to remain qualified as a REIT; changes in tax laws that could reduce the benefits associated with REIT status; and other risks and uncertainties described from time to time in the company’s public filings with the Securities and Exchange Commission. All forward-looking statements are made as of the date of this presentation, and the company does not undertake to update any forward-looking statements. NON-GAAP MEASURES This presentation presents non-U.S. GAAP financial information. A reconciliation of those numbers to U.S. GAAP is included in this presentation which is available on the company’s website at www.potlatchcorp.com. Forward-Looking Statements & Non-GAAP Measures February 2014 - Investor Presentation Slides 2

Company Structure & Overview



Potlatch Corporation (REIT)
Resource (Timberlands)
North
South
Taxable REIT Subsidiaries
Real Estate
Wood Products

- **Converted to tax efficient REIT in 2006**
  - ✓ Single level of taxation
  - ✓ Lower cost of capital
- **Fourth largest U.S. Timber REIT**
  - ✓ 1.4 million acres of owned timberland
  - ✓ High margin, low risk real estate business
  - ✓ Five wood products manufacturing facilities
- **Balanced business mix**
- **Enterprise value of $1.9 billion**
  - ✓ Market cap[(1)] of ~$1.6 billion
  - ✓ Net debt[(2)] of ~$0.3 billion
- **Headquartered in Spokane, Washington**
- **Founded in 1903**

(1) Based on February 20, 2014 closing stock price of $40.42 per share.
(2) Non-GAAP measure – see slide 25 for reconciliation.

Potlatch February 2014 - Investor Presentation Slides 3

Potlatch Timberlands Potlatch owns approximately 1.4 million acres of third party-certified timberland in Arkansas, Idaho and Minnesota. We are the largest private landowner in Idaho. (1) As of December 31, 2013. Excludes 741 acres in Wisconsin. Coeur d’Alene Boise Sun Valley McCall Little Rock Hot Springs Brainerd Minneapolis February 2014 - Investor Presentation Slides 4 Idaho 805,000 acres Arkansas 410,000 acres Minnesota 196,000 acres Total 1,411,000 acres Timberlands(1)

Resource: Segment Overview  Stable and significant source of cash since REIT conversion  Actively manage timberlands to increase value over time  Increase long-term sustainable yield over time  Maximize non-timber returns; examples include permits, leases, carbon credits  Sell when returns are compelling  Grow via attractive acquisitions  Standalone timberlands, or  Timberlands and associated wood products manufacturing  Increase in 2013 EBITDDA driven by higher Northern sawlog prices February 2014 - Investor Presentation Slides $0 $20 $40 $60 $80 $100 $120 2006 2007 2008 2009 2010 2011 2012 2013 $92 $97 $95 $105 $83 $77 $66 $92 Segment EBITDDA (1) ($ in millions) (1) Non-GAAP measure – see slide 24 for reconciliation. 5

Resource: Harvest Profile (tons in millions)  We preserved value by deferring Southern harvest during downturn  Ability to increase harvest as demand increases  Attractive distribution of timber across age classes  Flexibility to monetize sawlog or pulpwood harvests  Approximately 75% of log volume is sold to third party customers 0.0 1.0 2.0 3.0 4.0 5.0 6.0 2006 2007 2008 2009 2010 2011 2012 2013 Sawlogs Pulpwood 3.3 3.9 4.4 3.8 3.7 4.2 4.1 3.6 February 2014 - Investor Presentation Slides 6

Timberland Portfolio Activity (acres in 000’s) 1,000 1,100 1,200 1,300 1,400 1,500 1,600 1,700 1,800 2006 1,468 218 1,653 36 (61) 1,628 (45) 1,583 (105) 1,478 Acres Owned at End of Period Acres Acquired Acres Sold (33) (1) (1) Includes the sale of the Boardman, Oregon tree farm of 17,000 acres. (2) Includes 741 acres in Wisconsin. (37) 1,427 (24) 1,441 10 (15) 1,412 (2) 2008 2009 2010 2007 2013 2012 2011 7 February 2014 - Investor Presentation Slides

Real Estate: Segment Overview  Continually assess acreage and maximize value of non-core timberland through sale  Aggressively sold non-core timberland during recession; 2013 is closer to ‘same store’ level  More than 3,000 miles of desirable water frontage  More than 9 million people live within three states of ownership Core Timberland ~1.2 million acres Land Portfolio Rural Real Estate ~85,000 acres Non-Strategic Timberland ~15,000 acres HBU/Development ~115,000 acres $- $20 $40 $60 $80 $100 2006 2007 2008 2009 2010 2011 2012 2013 Segment Revenue by Category ($ in millions) HBU Rural Real Estate Non-Strategic Conservation Easement $14 $24 $46 $65 $85 $50 $38 $26 8 February 2014 - Investor Presentation Slides 2006 2007 2008 2009 2010 2011 2012 2013 EBITDDA(1) 12$ 21$ 40$ 60$ 79$ 45$ 33$ 22$ (1) Non-GAAP measure – see slide 24 for reconciliation.

Real Estate: Values Are Unique to Each Category CONSERVATION EASEMENT NON-STRATEGIC TIMBERLAND RURAL REAL ESTATE HIGHER-BETTER-USE DEVELOPMENT $400 to $1,000 per acre $500 to $1,500 per acre $1,000 to $1,500 per acre $2,000 to $7,000 per acre 120,000 Opportunity dependent 10,000 to 20,000 acres 80,000 to 90,000 acres 110,000 to 120,000 acres Characteristics: - Habitat related - Appropriate payment for opportunity sold - Selective core lands Characteristics: - Fringe of ownership - Location disadvantage - Higher operation cost - Capital allocation focus Characteristics: - Fringe of ownership - Opportunity varies by geographic market - Recreation character and amenities - Adjacent ownership influence Characteristics: - Property attribute focus - Investor interest - Explore proper land use and entitlements - Emerging development focus LOWER VALUE OPPORTUNITIES HIGHER VALUE OPPORTUNITIES February 2014 - Investor Presentation Slides 9

Wood Products: Overview Wood Products Manufacturing Facilities Potlatch produces about 650 million board feet of lumber and 160 million square feet of plywood at five manufacturing facilities. St. Maries Gwinn Bemidji Warren February 2014 - Investor Presentation Slides 10

($20) ($10) $0 $10 $20 $30 $40 $50 $60 $70 $80 2006 2007 2008 2009 2010 2011 2012 2013 $13 $14 ($4) ($11) $15 $15 $52 $65 Segment EBITDDA(1) ($ in millions) Wood Products: Segment Overview  We operate four top-quartile sawmills  We sell lumber to wholesalers for use in homebuilding and construction  Our industrial grade plywood mill sells higher grade panels at a premium  We maximize production, which improves fixed cost absorption  Increase in EBITDDA driven largely by higher lumber prices (1) Non-GAAP measure – see slide 24 for reconciliation. (2) Excludes $31 million for Canadian lumber settlement. (3) Includes asset impairment charge of $3 million. (2) (3) February 2014 - Investor Presentation Slides 11

Industry Growth Drivers Overview  U.S. housing starts are increasing  U.S. lumber consumption is increasing  Canada’s ability to participate in U.S. recovery is limited by effect of the pine beetle and reduction in allowable cut  Incremental lumber production will come from the U.S. South  North American exports to China are robust and here to stay  Log and lumber prices are expected to increase February 2014 - Investor Presentation Slides

Total U.S. Housing Starts (in thousands) 0 500 1,000 1,500 2,000 2,500 71 73 75 77 79 81 83 85 87 89 91 93 95 97 99 01 03 05 07 09 11 13 15F Average Starts Since 1971: 1.5 million Housing starts are recovering, but still far below the long-term average. Forecasters calling for starts above long-term trend in second half of decade. (1) Source: U.S. Census Bureau. (2) Forecast based on average of 8 different economic forecasting firms. Forecast(2) Actual(1) February 2014 - Investor Presentation Slides 13

U.S. Lumber Consumption & Capacity (billion board feet) February 2014 - Investor Presentation Slides 0 10 20 30 40 50 60 70 95 97 99 01 03 05 07 09 11 13E 15F 17F Residential Improvements Industrial Nonresidential Construction Residential Construction Total US Capacity Source: RISI 5-Year Forecast, December 2013. The improving economy and higher housing starts are driving increases in U.S. lumber consumption and capacity utilization. 14

U.S. Lumber Supply (billion board feet) February 2014 - Investor Presentation Slides 0% 5% 10% 15% 20% 25% 30% 35% 40% 0 5 10 15 20 25 30 35 40 45 95 97 99 01 03 05 07 09 11 13 15F 17F South Coast Inland Other Canadian Lumber % of U.S. Market (RHS) Source: RISI 5-Year Forecast, December 2013. The effect of the mountain pine beetle and reduction in annual allowable cut are constraining Canadian supply; incremental volume will come from the U.S. South. 15

0 1 2 3 4 5 6 7 06 07 08 09 10 11 12 13 14 F 15 F NA Lumber Exports to China West Coast Log Exports to China North American Lumber and Log Exports to China (billion board feet) Forecast Actual Exports to China are here to stay and tension the U.S. market. Source: FEA (Lumber export to China), ClearVision (log export to China). 16 February 2014 - Investor Presentation Slides

$0 $20 $40 $60 $80 $100 $120 77 79 81 83 86 88 90 92 95 97 99 01 04 06 08 10 13 Sawlog South - Delivered PNW WS DF - Delivered Pulpwood South - Delivered Regional Softwood Nominal Price Trends (dollars per ton) Source: Timber Mart-South, Oregon Department of Forestry, Potlatch estimates. February 2014 - Investor Presentation Slides The long-term trend is up. Southern sawlog prices have not yet recovered. 17

Real Price vs. Capacity Utilization February 2014 - Investor Presentation Slides Lumber prices increase as manufacturing capacity utilization increases. Source: Random Lengths, RISI, RBC Capital Markets estimates. 18

$150 $200 $250 $300 $350 $400 $450 $500 $550 Jan-06 Sep-06 May-07 Jan-08 Sep-08 May-09 Jan-10 Sep-10 May-11 Jan-12 Sep-12 May-13 Jan-14 RL Panel Composite $/MSF RL Lumber Composite $/MBF February 2014 - Investor Presentation Slides Lumber and Panel Composite Prices Source: Random Lengths – January 2014. Potlatch has significant leverage to lumber prices. Both lumber and panel prices have been increasing along with the housing recovery. Housing tax credit expires U.S. housing starts top 1 million, first time since 2008 19

Potlatch Financial Overview ($ in millions) $0 $200 $400 $600 $800 2006 2007 2008 2009 2010 2011 2012 2013 $606 $607 $575 $516 $585 $549 $575 $630 $101 $106 $107 $131 $151 $110 $114 $136 Revenue EBITDDA 2013 Segment Revenues(1) 2013 Segment EBITDDA(2) Segment EBITDDA Margin(3) Resource $238 $92 38.7% Real Estate $26 $22 84.6% Wood Products $366 $65 17.8% (1) Segment revenues and historical consolidated revenues presented prior to intersegment eliminations. Revenues of discontinued operations are excluded. (2) Non-GAAP measure – see slide 24 for reconciliation. Excludes discontinued operations. (3) Segment EBITDDA Margin is defined as Segment EBITDDA divided by Segment Revenues. Historical Consolidated Revenue(1) and EBITDDA(2) February 2014 - Investor Presentation Slides 20

Financial Highlights Amounts as of December 31, 2013: $ in millions Cash and short-term investments 58$ Long-term debt 320$ Pension liability 43$ Undrawn revolver 250$ Leverage ratio (1) 2.29 Interest coverage (2) 6.09 Timberland coverage (3) 5.94 Net debt to enterprise value 13.4% Moody's rating Baa3 S&P rating BB+ Dividend yield (4) 3.5% (1) Funded indebtedness divided by EBITDDA. (2) EBITDDA divided by interest expense. (4) Based on the closing stock price of $40.42 per share as of Feb. 20, 2014. (3) Value of timberlands divided by funded indebtedness. $0 $50 $100 $150 2014 2015 2016 2017 2018 $0 $23 $5 $11 $14 Debt Maturities for the Next Five Years (millions) February 2014 - Investor Presentation Slides $0 $50 $100 $150 2011 2012 2013 $64 $53 $77$74 $50 $52 Funds Available for Distribution (millions) FAD Dividend Distribution 21

Conclusion: Investment Takeaways  Potlatch manages a very attractive asset base of ~1.4 million acres of timberland  Attractive dividend yield currently at 3.5%(1)  Wood Products business is generating strong cash flow  Real Estate segment has low risk, high margin attributes  Experienced management team  Proven track record through cycles  Nimble and very disciplined on strategy and capital allocation  Long-term industry trends are very favorable  Housing starts on solid recovery path; expected to be above long-term trend in second half of decade  North American exports to China remain robust  Lower supply from Canada  Log and lumber prices are expected to increase February 2014 - Investor Presentation Slides (1) Based on February 20, 2014 closing stock price of $40.42 per share. 22

Appendix

EBITDDA and Segment EBITDDA Reconciliation ($ in millions) 2006(2) 2007 2008 2009(3) 2010 2011 2012 2013 Consolidated (1) Net income 120$ 75$ 73$ 81$ 40$ 40$ 43$ 71$ Adjustments: Income tax (benefit) provision (58) (18) (25) (16) 5 4 17 14 Net cash interest expense 16 18 20 20 26 25 23 21 Depreciation, depletion and amortization 23 27 30 35 31 29 26 27 Basis of real estate sold - 4 9 11 49 14 5 4 Non-cash asset impairment and eliminations - - - - - (2) - (1) Consolidated EBITDDA 101$ 106$ 107$ 131$ 151$ 110$ 114$ 136$ Resource Operating income 81$ 82$ 76$ 82$ 62$ 60$ 50$ 74$ Depreciation, depletion and amortization 11 15 19 23 21 17 16 18 Resource Segment EBITDDA 92$ 97$ 95$ 105$ 83$ 77$ 66$ 92$ Real Estate Operating income 12$ 17$ 31$ 49$ 30$ 31$ 28$ 18$ Basis of real estate sold - 4 9 11 49 14 5 4 Real Estate Segment EBITDDA 12$ 21$ 40$ 60$ 79$ 45$ 33$ 22$ Wood Products Operating income (loss) 2$ 4$ (14)$ (21)$ 7$ 7$ 45$ 59$ Depreciation 11 10 10 10 8 8 7 6 Wood Products Segment EBITDDA 13$ 14$ (4)$ (11)$ 15$ 15$ 52$ 65$ Fiscal Year (1) Consolidated amounts exclude amounts related to discontinued operations. (2) Consolidated and Wood Products EBITDDA exclude amounts related to the Canadian lumber settlement. The amount is $31 million before taxes and $19 million after taxes. (3) Consolidated and Wood Products EBITDDA include a $3 million asset impairment charge. February 2014 - Investor Presentation Slides 24

Potlatch Net Debt & FAD Reconciliations ($ in millions) Net Debt 2006 2007 2008 2009 2010 2011 2012 2013 Long-term debt 321$ 321$ 221$ 368$ 363$ 345$ 349$ 320$ Current in tallments on long-term debt 6 - 101 - 5 22 8 - Current notes payable - 110 129 - - - - - Cash (8) (9) (1) (2) (6) (8) (17) (6) Short-term investments (22) (22) (3) (53) (85) (63) (63) (52) Net debt 297$ 400$ 447$ 313$ 277$ 296$ 277$ 262$ At December 31 FAD Calculati n 2006 20 7 2008 2009 2010 2011 2012 2013 Net inco e 139$ 75$ 73$ 81$ 40$ 40$ 43$ 71$ Dep eciatio , depletion and amortization 23 27 0 5 31 29 26 7 Basis of real estate sold - 4 9 11 49 14 5 3 Non-cash asset impairment & eliminations - - - - - (2) - - Capital expenditures (23) (20) (20) (16) (15) (17) (21) (24) Funds available for distribution 139$ 86$ 92$ 111$ 105$ 64$ 53$ 77$ Distributions to Common Stockholders(1)(2) 76$ 77$ 81$ 81$ 82$ 74$ 50$ 52$ Fiscal Year (1) Excludes the cash portion of the earnings and profit distribution paid in 2006 in conjunction with the REIT conversion. (2) Excludes distribution of Clearwater Paper stock in 2008. February 2014 - Investor Presentation Slides 25

Definitions of Non-GAAP Measures EBITDDA is a non-GAAP measure that management uses to evaluate the cash generating capacity of the company. EBITDDA, as we define it, is net income (loss) adjusted for net cash interest expense, provision (benefit) for income taxes, depreciation, depletion and amortization, basis of real estate sold and non-cash asset impairment and eliminations. Funds Available for Distribution (FAD), as we define it, is net income (loss) adjusted for depreciation, depletion and amortization, basis of real estate sold, non-cash asset impairment and eliminations and capital expenditures. For purposes of this definition, capital expenditures exclude all expenditures relating to direct or indirect timberland purchases in excess of $5 million. Segment EBITDDA from continuing operations, as we define it, is segment operating income (loss) adjusted for depreciation, depletion, amortization and the basis of real estate sold. February 2014 - Investor Presentation Slides 26